Exhibit 10.68

No.: 2016 JYD ZI No. 16100025

Loan Contract for Working Capital in RMB

(Edition 2.0, Year 2014)

CHINA CITIC BANK

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank,

1301050603014 (sealed)

Seal Checked, Cheng Feng (sealed)               Seal Checked, Wang Yan (sealed)

Loan Contract for Working Capital in RMB

Borrower: Shijiazhuang Zhongbo Automobile Co., Ltd. (Hereinafter referred to as Party A)

Domicile: No. 1, Qinghai Avenue, Zhengding County, Shijiazhuang City, Hebei Province

Postal Code: 050000

Contact Person:

Contact Tel.:

Fax:

E-mail:

Legal Representative: Sun Guohua

Deposit Bank and Account No.: China CITIC Bank Zhengding Subbranch, 8111801012900074251

Lender: China CITIC Bank Shijiazhuang Branch (Hereinafter referred to as Party B)

Domicile: No. 10, Ziqiang Road, Qiaoxi District, Shijiazhuang City, Hebei Province

Postal Code: 050000

Contact Person:

Contact Tel.: 0311-87884438

Fax: 0311-87884436

E-mail:

Legal Representative/Person-in-Charge: Xi Guoguang

Place of Signing of Contract: Shijiazhuang City

Date of Signing of Contract: Mar. 15, 2016

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

In accordance with the Contract Law of the Peoples’ Republic of China, Interim Measures for the Administration of Working Capital Loan, and the pertinent laws, regulations and rules, the Contract is made and entered into between Party A and Party B based on equality and mutual consensus.

Article I. Type of Loan

1.1 Party B agrees to provide Party A with working capital loan according to the provisions stated in the Contract.

Article II. Amount and Term of Loan (Principal, similarly hereinafter)

2.1 Amount of loan hereunder in RMB is:

(In capital): RMB one hundred and ten million only

(In number): RMB 110,000,000.00

2.2 Term of loan hereunder shall be from Mar. 15, 2016 to Mar. 15, 2017.

2.3 Actual term of loan, date of actual withdrawal, amount of loan and loan interest rate shall be subject to the term, date, amount and interest rate specified in the loan certificate (receipt for loan) hereunder; loan certificate (receipt for loan) shall be part of the Contract and shall have equal legal force with the Contract.

Article III. Intended Use of Loan

3.1 Loan hereunder shall be used to:

Purchase raw materials required for production.

Party A shall not change the intended use of the loan without written consent of Party B. Party A shall not use the aforesaid loan for investment in fixed assets, stock rights or others, shall not use the aforesaid loan for production or operation of prohibited fields or purposes, and shall not misappropriate the loan arbitrarily; otherwise, Party A shall assume any arising losses to Party B.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

If Party A uses the loan by changing intended use of the loan or violating the General Provisions for Loan or other provisions stipulated by laws and regulations without written consent of Party B, Party B shall not bear any liability for any consequences incurred.

Article IV. Loan Interest Rate and Interest Settlement

4.1 Loan Interest Rate

4.1.1 Loan interest rate hereunder shall be annual interest rate; if interval between the date of actual single withdrawal hereunder and the date of signing of the Contract is within (including) six months, the loan interest rate shall be determined according to the method (1) below:

(1) With rise (rise/~~drop~~) of 92 (~~%~~ or BPs) based on the pricing base rate on the date of actual withdrawal of the loan.

(2) With / (rise/drop) of / (% or BPs) based on the pricing base rate on the date of signing of the Contract; to wit, the loan interest rate of the Contract shall be / %.

In the event that the interval between the date of actual single withdrawal hereunder and the date of signing of the Contract exceeds six months, Party B shall have the right to adjust the interest rate of the loan according to the relevant interest rate policies of Party B then with adjustment method of specific loan interest rate redefined by both parties through consultation. The interest rate of the loan shall be subject to that specified in the loan certificate (receipt for loan).

4.1.2 The method (1) below shall be adopted to determine the adjustment method of interest rate of the loan.

(1) Fixed interest rate: interest rate shall remain unchanged within the term of loan.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

(2) Floating interest rate: interest rate shall be adjusted according to the following method  /  ; the loan interest rate after adjustment shall be the interest rate determined by floating based on the applicable pricing base rate on the adjustment date of interest rate according to the method stated in the Paragraph 4.1.1 of the Contract.

① From the date of actual withdrawal, the interest rate shall be adjusted once on (in capital)  /  (monthly/quarterly/annual) basis; adjustment date of interest rate shall be the corresponding date of the date of actual withdrawal in the current adjustment month; if there is no corresponding date of the date of actual withdrawal in the current adjustment month, the last day of the current adjustment month shall be the adjustment date of interest rate.

② From the date of actual withdrawal, the first adjustment date of interest rate shall be determined to be / and shall be adjusted once on (in capital) / (monthly/quarterly/annual) basis after the adjustment date of interest rate; adjustment date of interest rate shall be the corresponding date of the first adjustment of interest rate in the current adjustment month; if there is no corresponding date of the first adjustment of interest rate in the current adjustment month, the last day of the current adjustment month shall be the adjustment date of interest rate.

③ From the date of actual withdrawal, the adjustment date of the pricing base rate shall be adjustment date of interest rate of the loan.

4.1.3 Applicable pricing base rate of the loan on the date of signing of the Contract, date of actual withdrawal and adjustment date of interest rate shall be determined in accordance with the method (2) below:

(1) Benchmark interest rate of RMB loan of financial institutions for the same period and same grade published by the People’s Bank of China on that day.

(2) Average interest rate of the quoted base rates of one-year loan published by the National Interbank Funding Center on the previous workday.

(3) Quoted base rate of one-year loan published by China CITIC Bank on the previous workday.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

4.1.4 Where the benchmark interest rate of RMB loan of financial institutions for the same period and same grade published by the People’s Bank of China is adopted as pricing base rate, if the People’s Bank of China cancels (or no longer renews) the benchmark interest rate of RMB loan of financial institutions for the corresponding grade during the period of exercising the floating interest rate, the loan interest rate hereunder will adopt the average interest rate of the quoted base rates of one-year loan published by the National Interbank Funding Center at that time to be the pricing base rate, and adjustment method of loan interest rate hereunder shall be redefined by both parties through consultation, or shall be implemented according to the uniform opinions of competent authorities such as the Peoples’ Bank at that time; if the National Interbank Funding Center cancels (or no longer renews) the average interest rate of the quoted base rates of the loan at that time, the base interest rate of one-year RMB loan published by Party B then shall be the pricing base rate, and the adjustment method of loan interest rate hereunder shall be redefined by both parties through consultation, or shall be implemented according to the uniform opinions of competent authorities such as the Peoples’ Bank at that time.

Determination method and adjustment method of the loan interest rate redefined by both parties through consultation shall ensure that applicable interest rate of the loan hereunder on the first adjustment date of interest rate after the People’s Bank cancels (or no longer renews) the benchmark interest rate of RMB loan of financial institutions for the corresponding grade is no lower than the loan interest rate below:

The loan interest rate determined based on the pricing base rate which equals to the effective benchmark interest rate of RMB loan of financial institutions for the corresponding grade after the latest adjustment by the People’s Bank prior to the date when the People’s Bank cancels (or no longer renews) the benchmark interest rate of RMB loan of financial institutions for the corresponding grade according to the Paragraph 4.1.1 and Paragraph 4.1.2 of the Contract.

Party B hereby reserves the right of announcing the acceleration of maturity of the loan hereunder in the event that no agreement on determination method and adjustment method of interest rate of the loan hereunder is reached through consultation.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

4.2 Interest Settlement

4.2.1 Interest of the loan hereunder shall be accrued from the date of actual withdrawal; calculation formula of interests of the loan hereunder payable by Party A is: Interests Payable by Party A= Actual Loan Balance * Actual Days of Interest Period * Annual Interest Rate/ 360 Days.

4.2.2 With regard to the loan of which the principal and interests are not repaid in a lump sum, the first settlement date shall be Apr. 20, 2016 and the settlement method shall be the method (1) below:

(1) In the event of monthly settlement, settlement date shall be the 20th day of every month;

(2) In the event of quarterly settlement, settlement date shall be the 20th day of the last month of every quarter;

(3) Other time specified by both parties:   /                .

4.2.3 Party A shall deposit money of corresponding amount in the account (account No.: 8111801012900074251) opened by Party B prior to closing of business of that day on every settlement date, and shall authorize Party B to deduct interest from the account on the settlement date; if Party A selects other methods to pay Party B interests, Party A shall ensure that the interests can be transferred to the account on schedule. In the event that the settlement date is non-working days of bank, the interests shall be transferred on the previous workday of bank in advance; if Party B fails to receive the corresponding interest in full on the settlement date, it shall be deemed that Party A fails to pay interests on schedule.

4.3 When the loan matures, the interests shall be repaid together with the principal. If the maturity date of the loan is statutory holidays or legal holidays, and the loan is repaid on the last workday of bank prior to the statutory holidays or legal holidays, the interest shall be accrued based on the interest rate stated in the Contract, but the interest calculated based on the interest rate stated in the Contract for the period between the maturity date and the repayment date shall be deducted; while if the loan is repaid on the first workday of bank after the statutory holidays or legal holidays, the interest calculated based on the interest rate stated in the Contract for the period between the maturity date and the repayment date shall be added; in the event of failure to repay the loan on the first workday of bank after the statutory holidays or legal holidays, the interests of overdue loan shall be accrued from the day.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

Article V. Issuing and Payment of Loan

5.1 Prerequisite for First Withdrawal

Party A shall completely meet the following conditions at the time of first withdrawal:

Implementing the land mortgage guarantee of collateral enterprises Hebei Yinlong New Energy Co., Ltd. and Northern Altair Nanotechnologies Co., Ltd.; implementing the surety bond of guarantor enterprise Zhuhai Guangtong Automobile Co., Ltd.; implementing personal joint liability guarantee of legal person Sun Guohua of loan enterprise, and letter of commitment with proportion of settlement no lower than the proportion of credit extension issued by Borrower at our bank at the same time.

5.2 Prerequisite for Each Withdrawal

With regard to each withdrawal (including first withdrawal) hereunder, Party A shall meet the following conditions:

(1) Party A doesn’t violate any provisions or agreements stated in the Contract and guarantee files and other pertinent files.

(2) Guarantee files shall be continuously effective and guarantee doesn’t have or will not have any adverse changes which are deemed by Party B to be possibly adverse to realization of its creditor’s rights.

(3) Financial situation of Party A doesn’t have any adverse changes which may harm, postpone or prevent its performance of obligations and responsibilities under the Contract and guarantee files.

(4) Party A has signed or has provided Party B with specified files or files reasonably required by Party B.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

(5) Party A has opened relevant accounts according to the provisions stated in the Contract or requirements of Party B.

(6)                                                       /                                                      .

(7) Other conditions required by Party B.

5.3 Withdrawal Plan

5.3.1 Party A shall carry out withdrawal according to the plan stated in the following Item (1) and the date of planned withdrawal shall be workday of bank.

(1) Withdrawal Schedule

Date of Planned Withdrawal	Amount of Withdrawal
Mar. 15, 2016	RMB 110,000,000.00
/	/
/	/
/	/
/	/

(2)                                                       /                                                         .

5.3.2 Party B shall have the right to review the credit amount every (in capital) four months (no more than 12 months) from the date of signing of the Contract so as to decide whether to continue to provide Party A with or to adjust the unused line of credit.

5.4 If Party A or the guarantor fails to perform the whole obligations stated by law or by the Contract, including but not limited to failure of Party A to provide complete loan materials within the specified time limit according to requirements of Party B, failure of guarantor to complete guarantee registration procedures on schedule and other situations, Party A agrees that Party B shall have the right to change the aforesaid withdrawal plan; in the event of any change in term of loan incurred by change of withdrawal plan, the case shall be dealt with in compliance with the provision stated in the Paragraph 2.3 of the Contract.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

5.5 Party A shall carry out withdrawal according to the withdrawal specified in the Contract; Party A shall not change the withdrawal plan without written consent of Party B. in the event of any need to change the date of planned withdrawal and/or amount of withdrawal, Party A shall file written application to Party BG within seven workdays of bank prior to the date of planned withdrawal specified in the Contract. Party B agrees to give Party A seven workdays of bank as period of grace for withdrawal; Party B shall have the right to cancel the loan which is not withdrawn by Party A prior to expiry of the period of grace, will not allow Party A to withdraw this loan and shall have the right to require Party A to bear the liability for default stipulated by the Paragraph 13.2 of the Contract.

5.6 In the event of any change in actual loan principal issued by Party B on account of occurrence of situations stipulated by the Paragraph 5.5, the loan principal hereunder shall be calculated according to the actual loan certificate (receipt for loan) hereunder.

5.7 Issuing and Payment of Loan

5.7.1 Withdrawal Application

Party A shall file withdrawal application to Party B and submit loan certificate (receipt for loan) and all withdrawal files stated by the Contract and required by Party B no less than one workday of bank prior to each date of withdrawal. Party A shall reserve seal for withdrawal to be used by its authorized working personnel (refer to Appendix I for format; or separately providing Party B with signature card for special safekeeping; if Party A reserves many seals, use of any one seal shall be deemed to be declaration of intention of Party A); when working personnel of Party A files the business application, the working personnel shall provide seal which is in conformity with the reserved seal. Party B shall be only held responsible for checking the seal provided by working personnel of Party A by comparing with the reserved seal and can accept business application of Party A after the seal is checked to be correct. With regard to change of the aforesaid reserved seal, Party A shall inform Party B in writing with stamp of official seal or special seal for contract on the current day of change. Party A shall assume the relevant liability for damage to Party B incurred by failure of Party A to inform Party B.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

Withdrawal application filed by Party A shall be irrevocable; after obtaining approval of Party B, Party A shall be obliged to carry out withdrawal according to the aforesaid withdrawal application.

Loan fund shall be transferred to the settlement account (account No.: 8111801012900074251) opened by Party A at office of Party B, or shall be paid through entrusted payment to counterparty of Party A according to the specified provision.

5.7.2 Mode of Payment of Loan

Payment of loan shall be divided into two modes, to-wit independent payment and entrusted payment; Party A and Party B agree to perform payment according to the mode (1) below:

(1) The whole loan fund shall adopt entrusted payment

(2) In the event of any one of the following situations, the entrusted payment shall be adopted:

① With regard to payment of loan capital with the single amount exceeding (including)              , entrusted payment of lender shall be adopted;

②                                                 /

③                                                 /

④                                                 /

⑤                                                 /

⑥                                                /

If Party B adopts the entrusted payment, Party B shall have the right to examine and review the payment object, payment amount and other information stated in the payment application submitted by Party A whether these information are in conformity with the commercial contract and other evidentiary materials prior to issuing and payment of loan fund. After review and approval of Party B, Party B shall transfer the loan fund to the account of counterparty of Party A listed by Party A in the letter of attorney for payment through the settlement account (account No.: 8111801012900074251) opened by Party A at office of Party B according to the letter of attorney for payment submitted by Party A (refer to Appendix II for format).

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

Formal examination of Party B in the aforesaid commercial contract and files shall neither mean that Party B has confirmed the authenticity and legality of the connected transactions, nor mean that Party B will intervene in disputes between Party A and its counterparty or a third party or that Party B needs to bear the responsibilities or obligations of Party A.

In the event that the loan fails to be timely and successfully paid to the specified bank account of counterparty on account that the deposit bank of counterparty of Party A returns the loan fund or Party A provides wrong information or other reasons, Party B shall not bear any liability with arising risks, liability and losses to Party A and Party B borne by Party A. with regard to the money returned by the deposit bank of counterparty of Party A, Party A shall not use this money without approval and consent of Party B.

5.7.3 Payment Management

(1) After issuing of the loan, Party B shall have the right to carry out regular or irregular review and examination of whether Party A’s using conditions of the loan fund is in conformity with the provision specified in the Contract, and Party A shall be obliged to be fully cooperative and shall provide usage records and materials of the loan fund timely according to requirements of Party B, including but not limited to commercial contracts related to payment of the loan fund and other transaction documents and materials certifying usage of the loan fund. If Party B finds that the purpose of the loan fund is inconsistent with that stated in the Contract through examination, Party B shall have the right to ask Party A to correct within specified time limit; if Party A refuses to correct, Party B shall have the right to deal with the case in accordance with the provision stipulated in the Paragraph 13.4 and Paragraph 13.6 of the Contract depending on the circumstances.

(2) In the event that Party A adopts independent payment, Party A shall provide Party B with business contracts related to payment of the loan fund and other transaction materials certifying purposes of the loan fund of the previous quarter and make summary report of the payment situation of the loan fund prior to the 10th day of the next month after closing of every quarter; Party B shall have the right to examine and check whether the loan payment is in conformity with the specified intended use and whether the payment matches the project progress through account analysis, proof inspection, filed investigation and other methods.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

(3) In the event that Party A has any one of the following situations during the issuing and payment of the loan hereunder, Party B shall have the right to negotiate with Party A in supplementing and changing issuing and payment conditions of loan, or in stopping issuing and payment of the loan fund on its own depending on circumstances:

①where credit status of Party A drops or Party A’s profitability of main business is not strong;

②where Party A fails to use the loan fund according to the Contract;

③where Party A violates the Contract and evades entrusted payment of Party B by breaking up the whole into parts.

5.8 Other Agreements

/

/

/

Article VI. Repayment

6.1 Loan hereunder shall be repaid according to the method (1) below:

(1)Repaying interest on regular basis and repaying principal when the term of loan expires;

(2) Repaying the principal and interest in a lump sum;

(3) Other methods:                                     /

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

6.2 Party A shall repay the principal according to the plan stated in the Item (1) below:

(1) Repayment Schedule:

S/N	Repayment Date	Repayment Amount
1	Mar. 15, 2017	RMB 110,000,000.00

(2)                                     /

6.3 Party B shall remit the money which is no less than the amount of principal and interest payable into the account (account No.: 8111801012900074251) opened by Party A at the office of Party B prior to the closing of business of that day on the repayment date; the account shall be repayment account of Party A and Party A hereby authorizes Party B to automatically deduct the loan principal and interest from the account.

6.4 If the money repaid or paid by Party A is insufficient to repay or pay the sum of money to be repaid or payable for the current period, the money repaid shall be dealt with according to the following sequences:

(1) Paying various accrued charges, liquidated damages, indemnity and other charges incurred according to the Contract and relevant laws and regulations;

(2) Paying default interest payable and compound interest payable;

(3) Paying interest payable;

(4) Paying principal payable.

In the event that the money repaid or paid by Party A is insufficient to repay or pay the whole payment listed in the same order, the payment shall be paid off in sequence.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

6.5 Voluntary Prepayment

6.5.1 If Party A repays the whole or part of the loan in advance, all the following conditions shall be met:

(1) Party A pays the whole due payables to Party B prior to date of prepayment;

(2) Party A shall file written prepayment application to Party B at least twenty workdays of bank prior to its date of planned prepayment and shall obtain written consent of Party B;

(3) Except for the case the whole loan hereunder is repaid in advance, the amount of prepayment shall be integral multiple of RMB 500,000..00 and amount of prepayment of any time shall be no less than RMB 500,000.00.

(4) Party B shall collect liquidated damages from Party A in a lump sum based on rate of 20% from the date of prepayment of Party A; calculation formula of liquidated damages: Liquidated Damages=Amount of Prepayment* Remaining Term of Loan (on yearly basis) * Applicable Loan Interest Rate on the Date of Prepayment Specified in the Contract * Rate

(5) Party A shall pay Party B interests related to amount of prepayment and other accrued charges (including liquidated damages) at the same time of performing prepayment.

6.5.2 Unless agreed by Party B in writing, frequency of Party A’s prepayment within the term of loan shall be no more than four times. Principal of loan which is repaid in advance shall be repaid in inverted order; to-wit loan principal shall be repaid in reverse order according to the repayment plan stated in the Contract.

6.5.3 Prepayment application shall be irrevocable; after Party A obtains written consent of Party B to perform prepayment, Party A shall prepay the loan hereunder according to the amount and date specified in the prepayment plan. If Party A obtains written consent of Party B to perform prepayment, but Party A doesn’t prepay the loan according to the amount and date specified in the application, Party B shall have the right to consider this loan to be overdue loan.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

6.5.4 If Party A obtains written consent of Party B to perform prepayment, interests of the loan prepaid shall be calculated according to the days of actual use of this loan prepaid.

Article VII. Loan Restructuring

7.1 In the event that Party A fails to repay the due loan on schedule, Party A shall at least file loan restructuring application in writing to Party B one month prior to maturity date of the current loan; if Party B agrees with application of Party A, both parties shall sign the loan restructuring agreement. While if Party B doesn’t agree with the application of Party A, Party A shall still repay the due loan according to the date specified in the Contract; otherwise, Party B shall have the right to deal with this loan as overdue loan.

Article VIII. Loan Guarantee

8.1 Loan hereunder adopts the following mode of guarantee:

Mortgage guarantee, surety bond

With regard to the aforesaid guarantees, Party B and guarantor shall sign the following guarantee contract for the specific guarantee matters of the Contract:

S/N	Contract No.	Contract Name
1	2016 JYZD ZI No. 16130015	Maximum Mortgage Contract
2	2016 JYZD ZI No. 16130016	Maximum Mortgage Contract
3	2016 JYZD ZI No. 16120037	Maximum Guarantee Contract
4	2016 JYZD ZI No. 16120038	Maximum Guarantee Contract
5
6
7
8

If the aforesaid mode of guarantee changes or if it is still unable to handle the specific guarantee registration procedures at the time of signing of the Contract within the term of loan, Party A hereby irrevocably promises and agrees that: Party A guarantees to change mode of guarantee according to agreements between both parties then and to supervise and urge guarantor after change to sign the relevant guarantee files and/or to supervise and urge guarantor to handle relevant guarantee registration procedures within three days after the guarantor meets the conditions for handling the guarantee registration procedures; otherwise, Party A shall be deemed to have violated the Contract and Party B shall have the right to investigate liability for default of Party A and take relevant relief measures according to the Contract.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

Article IX. Declarations and Warranties of Party A

9.1 Party A is Chinese legal person or other organization set up according to laws of the People’s Republic of China, has capacity for civil rights and capacity for civil conduct required for signing and performing the Contract, can independently bear the civil liability, and has obtained all the necessary and lawful internal and external approval and authorization of signing the Contract.

9.2 All the files and representations relating to the loan provided by Party A according to laws and requirements of Party B shall be effective, lawful, authentic, accurate and complete.

9.3 Party A’s signing and performance of the Contract shall not break any laws, regulations or other files binding upon the Contract, shall not violate any provision stated in the articles of association of Party A and shall not violate any contracts, agreements and other files signed with a third party. Representative of Party A who signs and seals the Contract and relevant files has obtained necessary authorization stipulated by the internal department of Party A and shall have the right to sign the aforesaid contracts and files.

9.4 Except for the guarantee specified in the Contract or agreed by party B in writing, Party A and its guarantors don’t establish any other guarantees on secured assets hereunder provided by Party A and the assets don’t have any form of third party rights harming interests of Party B, and are not involved in any closedown, seizure, freezing, preservation and other situations or possibilities.

9.5 Except for the violation situations, lawsuits, arbitrations and administrative penalty procedures which have been disclosed to Party B and have won recognition of Party B, Party A neither have any other violations or potential violations, nor have any other in-progress or contingent lawsuits, arbitrations or administrative penalty procedures.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

Article X. Commitments of Party A

10.1 Party A shall provide Party B with statements and other files which can truly reflect its state of operation and financial conditions on regular basis or at any time according to requirements of Party B; Party A promises that the aforesaid materials provided are effective, authentic and complete.

10.2 Within the term of loan, if Party A has any change in operation decisions, including but not limited to share transfer, reorganization, wholesale funding, assets sale, merger, amalgamation, separation, shareholding reform, joint stock, cooperation, joint operation, contracting lease, external investment, substantial increase of debt financing, change in business scope and registered capital, change in articles of association and other situations which may affect rights and interests of Party B, Party A shall inform Party B in writing at least thirty days in advance and obtain prior written consent of Party B, and shall implement the liability for satisfaction of loan or prepay the loan or provide guarantee recognized by Party B.

10.3 Party A shall actively assist Party B in management of its state of operation and loan payment, after-loan management, including investigation and supervision of enterprise basis information, loan usage situation, operation management matters, financial and operation conditions, account settlement and connected transaction situations and others; all various charges incurred to Party B by obstruction of Party A shall be borne by Party A.

10.4 Without prior written consent of Party B, Party A shall not transfer or transfer in disguised form debts hereunder in any form.

10.5 If Party A transfers, leases the whole or part of its assets or operating income or disposes by establishing guarantee for debts except for debts hereunder and through other forms, Party A shall inform Party B in writing at least thirty days in advance and shall obtain prior written consent of Party B.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

10.6 In the event of following situations, Party A shall inform Party B in writing and provide relevant materials within three days from the date of occurrence or date of possible occurrence:

(1) where force majeure events or default events relating to the loan occur;

(2) where Party A and controlling shareholders of Party A are involved in lawsuits, arbitrations, criminal investigations, administrative penalty, termination of business, closing of business, restructuring, dissolution, petition for bankruptcy, acceptance of petition for bankruptcy, being declared bankrupt, revocation of business license, being cancelled, deterioration of financial conditions and other situations;

(3) where members of the board of directors and senior executives of Party A are involved in serious cases or economic disputes or given administrative penalty by relevant departments;

(4) where Party A causes liability accidents which have or may have adverse effects on its performance of its obligations hereunder on account of violating laws and regulations concerning food safety, safety production, environmental protection and others, regulatory provisions or industrial standards.

(5) where any other events having adverse effects on performing debts hereunder occur.

10.7 If guarantor is involved in situations including but not limited to termination of business, closing of business, petition for bankruptcy, acceptance of petition for bankruptcy, being declared bankrupt, revocation of business license, being cancelled and operating loss, leading to the result that guarantor loses part or whole of the corresponding guarantee ability of the loan, or value of collateral. pledge, right to pledge which are guarantee for the loan hereunder decreases, Party A shall provide new guarantee recognized by Party B.

10.8 Within the term of loan, Party A shall inform Party B of change in name of legal person, legal representative, person-in-charge, domicile, telephone number, fax and other information if any in writing within three days after change.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

10.9 Party A shall timely report the situations of occurred or impending connected transactions which account for more than 10% (including 10%) of the net assets of Party A in writing, including but not limited to incidence relation of all parties involved of transactions, transaction items, nature and amount of transaction, or corresponding proportion, pricing policies (including transactions having no amount or only having symbolic amount).

10.10 Production, operation and its relevant acts of Party A shall be consistent with relevant provisions including but not limited to industrial policies, fiscal and taxation policies, and provisions on market access, environmental protection evaluation, energy saving and emission reduction, energy consumption and pollution control, resource utilization, land and urban planning and labor safety.

Article XI. Rights and Obligations of Both Parties

11.1 Party A shall have the right to withdraw and use the loan according to the term and intended use stated in the Contract.

11.2 Party A shall pay off the loan principal and interests and charges according to the Contract.

11.3 Party A agrees that Party B can provide its credit information to financial credit information foundation database and/or credit information service approved by the People’s Bank of China, authorizes and agrees Party B to inquire, download, copy, print and use its credit information through financial credit information foundation database and/or credit information service approved by the People’s Bank of China or websites of relevant units and departments for the proposes of the Contract and for other lawful purposes related to the Contract; if Party A fails to repay the loan principal and interest according to the Contract, the arising bad credit consequences shall be borne by Party A on its own.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

11.4 Party A agrees that within the duration of the loan, Party B shall have the right to transfer the creditor’s rights and corresponding guarantee rights to a third party without obtaining separate consent of Party A. When Party A provides guarantee on its own, Party A agrees to continue to bear the relevant liability to guarantee to assignee of creditor’s rights after transfer of creditor’s rights. Party A irrevocably authorizes Party B to be agent of Party A to sign new contract with the third party.

11.5 Party A agrees that within the duration of the loan, Party B shall have the right to entrust the creditor’s rights and corresponding guarantee rights hereunder as sponsoring organization of credit assets securitization to trustee organization so as to establish special-purpose trust and the trustee organization shall issue assets and support securities. When Party A provides guarantee on its own, Party A agrees to continue to bear the relevant liability to guarantee to the aforesaid trustee organization. Party A agrees it shall be deemed that Party B has informed Party A if Party B releases the transfer of creditor’s rights and corresponding guarantee rights through special-purpose trust by announcement (any one form including newspaper or website and others).

11.6 Where Party A provides guarantee on its own, Party A understands and agrees that Party A shall be obliged to cooperate unconditionally and bear relevant charges according to provisions if Party B transfers or entrusts the creditor’s rights hereunder to a third party, leading to needs to handle guarantee transfer procedures. If guarantee transfer is not registered, Party A promises to abandon its arising right of defense. In the event that Party A fails to be cooperative in handling transfer registration procedures according to the laws, regulations, provisions of the competent registration administration department, or according to requirements of Party B, Party B shall have the right to ask Party A to assume the liability for default and ask Party A to bear the whole charges (including but not limited to legal cost, counsel fee, travel expenses, and others).

11.7 Party B shall have the right to examine, supervise and know state of operation, usage of loan, connected transactions and other situations of Party A. Party B shall have the right to examine and know the state of operation and usage situation of loan of Party A at least once every quarter, and shall have the right to decide whether to stop issuing the loan hereunder or to stop handling businesses hereunder according to results of examination.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

11.8 On the condition that Party A performs the obligations stipulated in the Contract and meets the loan issuing conditions of Party B at the same time, Party B shall issue the loan to Party A in full on schedule.

11.9 Party B shall have the right to ask Party A to provide relevant files according to the needs and requirements of review and examination on issuing of loan; Party B shall keep privacy of those materials, files and information relating to Party A provided by Party A, except for those which shall be inquired or disclosed according to laws, regulations and requirements of government sectors.

11.10 Party B shall have the right to recover part or whole of the loan in advance according to capital return situation of Party A.

Article XII. Account

12.1 Party A opens the account as per (1) and (2) as follows at Party B (You may choose more than one option):

(1) Settlement account whose account number is 8111801012900074251, on which both parties agree as follows:

① The fund issuance and payment of this loan are transacted through this account. Party B has the right to manage and control the payment of loan fund in accordance with the contract agreement and supervise whether the loan fund is used as per the agreed purpose.

② /

(2) Fund return account whose account number is 8111801012900074251, on which both parties agree as follows:

① Party A shall provide the fund-in/fund-out condition of this account and Party B has the right to supervise the fund-in/fund-out condition of this account.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

② /

(3) / account, whose account number is      / , on which both parties agree as follows:

/

Article XIII. Responsibility for Breach of Contract

13.1 After this contract takes effect, Party A and Party B shall fulfill the obligations agreed herein and either party who violates any agreement, promise or guarantee hereof shall undertake the corresponding responsibility for breach of contract.

13.2 Where Party A does not withdraw the loan in accordance with the withdrawal date agreed herein without the written consent of Party B, Party B has the right to calculate and collect penal sum as per the number of actual overdue days in accordance with the interest rate agreed herein.

13.3 Events of default:

13.3.1 Party A violates any statement, guarantee or promise hereunder, or the certification and document related to this loan submitted to Party B and the statement and guarantee in Article Nine hereof are certified inauthentic, incorrect, incomplete or willfully misleading;

13.3.2 Party A does not pay the loan fund in the way agreed in Article 5.7 hereof;

13.3.3 Party A does not use the loan in accordance with the agreed purpose, changes the purpose of loan fund arbitrarily, embezzles the loan or uses the loan to engage in illegal and improper transactions;

13.3.4 Party A does not repay the loan principal and interest hereunder and other payables in accordance with agreement, or cannot (including the expression of its inability) fulfill the obligations in accordance with this contract;

13.3.5 Party A conceals important operating and financial facts to Party B;

13.3.6 Party A takes advantage of the false contracts with the controlling shareholder and other affiliated companies to obtain this loan;

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

13.3.7 Party A transfers the property at a low price or freely; deducts and exempts the debts of a third party; is negligent in exercising creditor’s rights or other rights; the fund in any account of Party A (including but not limited to the fund return account) is fluctuated abnormally; through supervision and inspection of Party B, it is determined that the profitability of Party A’s main operations is decreased so as to influence the realization of the creditor’s rights of Party B possibly; the loan fund is used abnormally; the supervision requirement on fund return account of Party B is violated;

13.3.8 Party A or its controlling shareholder is closed down, is out of business, applies or is applied for liquidation, dissolution or reorganization, enters into takeover, custody or similar legal procedures, applies for bankruptcy, is accepted in respect of bankruptcy application, is announced bankruptcy, is revoked in respect of business license, is cancelled, is involved in private financing, or suffers from any lawsuit, arbitration or criminal or administrative punishment which may result in adverse consequences to its own operation or property condition, which Party B deems that it may influence or damage or has influenced or damaged the rights and interests hereunder of Party B;

13.3.9 Changes happen to the domicile, scope of business, legal representative, principal, partner executing affairs and other industrial and commercial registration items or the controlling shareholder/actual controller of Party A or external investment or other conditions happen to provide adverse influences or threats to the realization of creditor’s rights of Party B;

13.3.10 The financial losses, assets losses or assets losses incurred due to its external guarantee, or other financial crises happen to Party A, which Party B deems that it may influence or damage or has influenced or damaged the rights and interests hereunder of Party B;

13.3.11 A crisis happens in the operation and finance of the controlling shareholder or other affiliated companies of Party A, or an affiliated transaction happens between Party A and the controlling shareholder and other affiliated companies, which influence the normal operation of Party A, or Party A makes Party B suffer from adverse influences or threats in the realization of its creditor’s rights through an affiliated transaction with the controlling shareholder and other affiliated companies;

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

13.3.12 Adverse changes happen to the industry which Party A is in to make Party B suffer from serious influences or threats in realization of its creditor’s rights, and the circumstances mentioned therein does not belong to a force majeure event;

13.3.13 Cross default. Where Party A has a default when fulfilling other debts documents and does not correct upon the expiration of applicable grace period so as to result in any one of the following circumstances, it also constitutes a default hereto, namely a cross default.

① The debts of Party A in other debts documents are announced or may be announced to be mature in acceleration;

② Although the debts of Party A under other debts documents are not announced or may not be announced to be mature in acceleration, but a default in payment happens.

Other debts documents refer to the loan contract and other guarantee documents signed by Party A and the creditors (including with Party B and other third party except for Party B) and projects documents for bonds issued by Party A publicly or privately.

13.3.14 Party A refuses to accept the supervision and inspection of Party B on its loan use condition and relevant operating and financial activities;

13.3.15 The shareholder, legal representative, principal, senior management personnel or actual controller of Party A (i) is disappeared and is unable to contact with; (ii) is suspected of corruption, bribery, fraud, illegal operation or other criminal offenses; (iii) is involved in illegal raising, lending at a high rate or others, which Party B deems that it may influence or damage or has influenced or damaged the rights and interests hereunder of Party B;

13.3.16 The guarantor of Party A violates the agreement of the guarantee contract or has the default events under the guarantee contract;

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

13.3.17 The mortgaged or pledged property hereunder is sealed up, is detained, is lost or is under payment stop, or is taken with other mandatory measures, has disputes in ownership, suffers from or may suffer from infringement from any third party, or its safety or soundness condition suffers from or may suffer from adverse influences or other conditions;

13.3.18 Party A causes a responsible accident due to violation against relevant laws and regulations, supervisory regulations or industrial standards in respect of food safety, safe production and environmental protection, etc.;

13.3.19 Other events which danger, damage or may danger or damage the rights and interests of Party B happen to Party A, or Party A does not fulfill the other circumstances agreed herein;

13.3.20 Others: _________________________________________.

13.4 If the aforesaid default events happen, Party B has the right to adopt the following remedial measures:

13.4.1 Party A stops or terminates to issue any fund (including the loan not withdrawn actually yet even though its withdrawal application has been served by Party A) which Party A has not withdrawn yet;

13.4.2 Directly announce that the loan hereunder is mature immediately without the consent of Party A and require Party A to repay immediately, and the date when Party B requires Party A to repay the aforesaid fund is the advance maturity date of debts hereunder;

13.4.3 Immediately execute the mortgage, pledge or other guarantee under this contract and the guarantee documents;

13.4.4 Party B has the right to directly deduct funds from any account opened by Party A at China Citic Bank to compensate for the debts hereunder of Party A;

13.4.5 Exercise any other right and remedial measure which it may obtain in accordance with stipulations of laws and regulations, etc..

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

13.5 Where Party A does not repay the principal as per the agreement hereof, Party B has the right to calculate and collect default interest in accordance with the default interest rate at 50.00% above the applicable loan interest rate at that time as per the number of actual overdue days except for exercise of the rights agreed in Article 13.4 therein. Party A agrees that calculation to the aforesaid default interest amount is subject to the result calculated by Party B.

13.6 Where Party A does not use the loan in accordance with purpose agreed herein, Party B has the right to calculate and collect default interest in accordance with the default interest rate at 100.00% above the applicable loan interest rate at that time as per the number of actual overdue days as of the embezzlement date in respect of the part used in breach of contract except for exercise of the rights agreed in Article 13.4 therein. Party A agrees that calculation to the aforesaid default interest amount is subject to the result calculated by Party B.

13.7 As regards the loan which is overdue and is not used as per the purpose agreed in the contract at the same time, Party B has the right to calculate and collect the default interest as per the higher default interest rate in Article 13.5 and Article 13.6.

13.8 As regards the interest which Party A does not pay on time (including the interest corresponding to the principal announced maturity by Party B fully or partly) and the default interest, the compound interest shall be calculated and collected in accordance with the default interest rate of overdue loan agreed herein and the interest settlement mode agreed herein from the overdue date to the date of full repayment; where the loan is overdue and is not used as per the purpose agreed herein at the same time, the compound interest will be calculated and collected as per the heavier one instead of combined punishments.

13.9 All the expenses (including but not limited to legal fare, arbitration fee, executive fee, insurance premium, travelling expense, counsel fee, property preservation fee, notarization and authentication fee, translation fee, appraisal and auction fee and others) occurring because Party B realizes the creditor’s rights shall be undertaken by Party A.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

Article XIV. Continuity of Obligations

14.1 All the obligations of Party A hereunder are continuous, which shall be fully binding upon its successor, receiver, transferee and the subject after its merger, reorganization, change in name and others, and will neither be influenced by any dispute, claim and legal procedures, any direction of superior unit as well as any contract and document signed by the debtor of Master Contract with any natural person or legal person nor to be changed because of bankruptcy, inability to repay debts, loss of enterprise qualification, change in Articles of Association and occurrence of alteration in any nature of the debtor of Master Contract.

Article XV. Notarization

15.1 If either party hereto requires notarization, the notarization shall be carried out in the notary office stipulated by the state.

15.2 If Party B requires transacting the notarial certificate with mandatory executive effect, Party A agrees that Party B may apply to notary office to issue the notarial certificate with this contract; if the loan principal and interest of Party B and the relevant expenses which should be undertaken by Party A are not repaid in full amount within the repayment period agreed herein, Party B may apply for mandatory execution to the relevant court with this notarial certificate in accordance with laws and regulations.

Article XVI. Notice and Service

16.1 The notice, requirement, debts collection involved herein, legal documents of lawsuit (arbitration) or other correspondences hereunder shall be delivered or sent to the addresses or contact ways agreed in the prelude hereof.

16.2 In respect of any notice, requirement, debts collection letter or other correspondences hereunder sent by Party B to Party A, the telex, telephone, fax and e-mail, etc. shall be deemed to have been served to Party A upon being sent out; the postal letter shall be deemed to have been served to Party A on the third day after being mailed; in case of delivery by someone specially, the date signed for by Party A is deemed to the service date, and if Party A rejects, the delivery person may take photos or video to record the service process and leave the documents, which is also deemed to have been served.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

16.3 Where nobody signs for or Party A rejects if the judicial authority or arbitration institution sends relevant (legal) documents as per the address and contact way agreed in the prelude hereof to Party A, the date when the (legal) documents are returned is deemed as the service date; if Party A rejects upon direct service, the delivery person may take photos or video to record the service process and leave the (legal) documents, which is also deemed to have been served. Where the (legal) documents fail to be served or are returned because Party A provides a wrong contact way or fails to inform of the contact way after alteration, the date when the (legal) documents are returned is deemed as the service date.

16.4 Where the aforesaid contact way provided by either party is altered, it shall be notified to the opposite party in writing within three days after the alteration; it shall be informed to the trail authority in writing after the debts hereunder enters into lawsuit or arbitration stage. Otherwise, the notice or other documents sent according to the original contact way is still deemed to have been served even if the altering party does not receive them.

Article XVII. Other Agreed Matters

Where the agreement therein conflicts with the agreement in other articles of the contract, the agreement therein shall prevail.

Article XVIII. Applicable Laws and Settlement to Disputes

18.1 The signing, fulfillment and interpretation hereof are applicable to the laws of the People’s Republic of China (excluding the laws of Hong Kong Special Administrative Zone, Macao Special Administrative Zone and Taiwan Region).

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

18.2 Any dispute occurring to and related to this contract shall be solved by Party A and Party B through negotiation; if negotiation fails to work, both parties agree to adopt (2) way to solve it:

(1) Apply for arbitration to / Arbitration Commission and it is applicable to the arbitration rules of such arbitration commission in force at that time.

(2) File a lawsuit or apply to execute mandatorily to the people’s court where Party B is located.

Article XIX. Force Majeure Event

19.1 The force majeure event herein refers to the unpredictable, inevitable and insurmountable objective condition which makes either party hereto unable to fulfill this contract normally, including war, strike, martial law enforcement, serious flood, fire, wind, earthquake and other accidents which both parties deem as force majeure through negotiation.

19.2 Where either party cannot fulfill the contract due to force majeure, it may be exempt from fulfilling the responsibility or obligation hereunder partly or fully in accordance with the influence from force majeure, but the party suffering from force majeure shall notify the other party timely in written form to relieve the losses which may be caused to the other party and shall provide the proper evidence in respect of the occurrence and duration of the force majeure event within a reasonable period. At the same time, the party suffering from force majeure event shall try its best to reduce the possible influence from the force majeure event on the other party.

19.3 When a force majeure event happens, both parties shall negotiate immediately within a reasonable period to seek for a fair and reasonable solution and try the best to reduce the consequence of the force majeure event to the minimum degree.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

Article XX. Accumulation of Rights of Party B

The rights of Party B hereunder are accumulative, which will not influence and exclude any right which Party B may enjoy to Party A in accordance with laws and other contracts. Except as expressed by Party B in writing, that Party B does not exercise, partly exercises and/or delays to exercise its any right will neither constitute the waiver or part of wavier of such right nor influence, prevent and hinder Party B to exercise such right continuously or exercise its any other right.

Article XXI. Effectiveness, Alteration and Cancellation of the Contract

21.1 This contract shall take effect after the signatures or seals (signatures or the name stamps affixed) of the legal representative or authorized agent of Party A and the legal representative or principal or authorized agent of Party B affixed with the official seals or special seals for contract.

21.3 After this contract takes effect, except as agreed herein before, either Party A or Party B shall not alter or cancel this contract arbitrarily; if this contract needs to be altered or cancelled indeed, a written agreement may be reached through the consistent negotiation of Party A and Party B.

21.3 Where Party A transfers the debts hereunder partly or fully to a third person after this contract takes effect, it shall submit a written document that the guarantor agrees on the transfer and to continue undertaking the guarantee obligation to Party B or it provides a new guarantee and obtains the written consent of Party B.

Article XXII. Others

22.1 For the purpose hereof, “banking day” refers to the bank business day on which the bank accepts general business to corporation externally, excluding the statutory festivals and holidays and public holidays.

22.2 Regarding the uncovered matters hereof, Party A and Party B may reach a written agreement additionally as the annex to this contract. Any annex, amendment or supplement hereto shall constitute an integral part hereof, which shall share the equivalent legal force with this contract.

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

22.3 If a certain clause hereof or part of content of a certain clause hereof is determined invalid, such invalid clause or such invalid part will not influence the validity of this contract and the other clauses hereof or other content of such clause.

22.4 This contract is made in duplicate, with Party A holding one copy, Party B holding one copy and relevant department keeping / copy(s).

22.5 Party B has adopted overstriking, blackening and other reasonable ways to ask for the attentions of Party A to the clauses exempt from or limited to its responsibility hereunder and has fully explained the relevant clauses as per the requirement of Party A; Party A and Party B has no objections against the understanding on content of all the clauses hereof.

List of Annexes:

Annex 1: Sample of Stamp Reserved by Party A

Annex 2: Format of Letter of Attorney for Payment

(No text below)

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

(This page is intentionally left blank, which is the signature page of RMB Current Capital Loan Contract with S/N being 2016 JYD ZI No. 16100025)

Party A: (Official Seal or Special Seal for Contract)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

Signature or Seal of Legal Representative:

(Or Authorized Agent) WEI Yabi (signature)

Party B: (Official Seal or Special Seal for Contract)

Special Seal for Contract of Company Credit Business of China Citic Bank Co., Ltd. Shijiazhuang Branch (sealed)

Signature or Seal of Legal Representative: ZHANG Yuanming (sealed)

(Or Authorized Agent)

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

Annex 2: Format of Letter of Attorney for Payment

Letter of Attorney for Payment

(Applicable to Payment under Entrustment to Bank)

China Citic Bank Co., Ltd. Shijiazhuang Branch:

In accordance with the RMB Current Capital Loan Contract with S/N being 2016 JYD ZI No. 16100025 (“loan contract”), this is to entrust your bank to transfer the payment amount from the settlement account (account No.: 8111801012900074251) of our company to the following account of the counterparty for transaction on the payment date as follows, and the specific fund use plan is to purchase the raw materials necessary for production. For the relevant commercial contracts, see attached documents separately.

Full Name of Counterparty for Transaction 1	Zhuhai Yinlong Electric Appliance Co., Ltd.
Bank of Deposit:	Agricultural Bank of China Limited Zhuhai Beiling Sub-branch
Account No.:	44356101040004455
Payment Amount:	(In Capital) One hundred and ten million Yuan only (In Number): ￥ 110,000,000.00
Payment Date:	Mar. 15, 2016

Full Name of Counterparty for Transaction 2
Bank of Deposit:
Account No.:
Payment Amount:	(In Capital) (In number)
Payment Date:	MM / DD / YY

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

We confirm that:

(1) The statements and guarantees made in the loan contract by our company are still authentic and correct on the current date when this notice is made; and

(2) No any default event or potential default event stipulated in the loan contract happens.

(3) This Letter of Attorney is irrevocable.

Attachment: One copy of Commercial Contract

Name of the Company:     (Official Seal or Reserved Stamp of the Unit)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

Legal Representative or Authorized Agent: WEI Yabi (signature) (signature or seal)

Date: Mar. 15, 2016

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)

Special Declaration:

Our company is willing to select the text hereof and waives to select and provide other contract text. Our company has read all the clauses hereof carefully before signing this contract and has paid special attention to, understood, agreed on and accepted the borrower’s obligations, responsibility for breach of contract and settlement way to disputes and others in this contract.

Shijianzhuang Zhongbo Automobile Co., Ltd. (sealed)

Declarant: WEI Yabi (signature)

Special Seal for Contract of Corporate Credit Loan Business of China CITIC Bank, 1301050603014

(sealed)

Shijiazhuang Zhongbo Automobile Co., Ltd. (sealed)